U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 13, 2007

ADA-ES, INC.
(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

8100 SouthPark Way, B, Littleton, Colorado      80120
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:    (303)734-1727

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On March 13, 2007, we issued a press release announcing our financial results for the year and fiscal quarter ended December 31, 2006. In the press release, we also announce our intention fo file for an extension under SEC Rule 12-b-25 for the filing of our Form 10-K for the fiscal year ending December 31, 2006, which is due to be filed by March 16, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(c)    The following items are furnished as exhibits to this report:

99.1    Press release, dated March 13,2007 issued by ADA-ES, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     March 13, 2007

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies Mark H. McKinnies Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                Description

     99.1                        Press release dated March 13, 2007